EXHIBIT 13.1

Certification by the Principal Executive Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to U.S.C. Section 1350 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), I, Jianxin Zhang, Chief Executive Officer of China Liberal Education Holdings Limited (the “Company”), hereby certify to my knowledge that:

The Annual Report on Form 20-F for the year ended December 31, 2019 of the Company fully complies, in all material respects, with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 29, 2020	/s/ Jianxin Zhang
Jianxin Zhang
Chief Executive Officer (Principal Executive Officer)